Plan's Benefit Obligations, Fair Value of Plan Assets, and Funded Status (Detail) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Compensation And Retirement Disclosure [Abstract]
Benefit Obligation	$ 390	$ 385
Fair value of plan assets	473	452
Defined Benefit Plan, Funded Status of Plan	(83)	(67)
Noncurrent liabilities (assets)	(83)	(67)
Net amount recognized	(83)	(67)
Amounts recognized in accumulated comprehensive income (loss) consist of:
Unrecognized net gain (loss)	$ (80)	$ (94)